Semi-Annual Report
                               December 31, 1996
                                 (Unaudited)

                                OAK VALUE FUND

                  Member of 100% No-Load Mutual Fund Council

LETTER TO SHAREHOLDERS                                       February 14, 1997
==============================================================================

The Oak Value Fund has continued its trend of superior performance and growth during the first half of the 1997 fiscal year. The Fund achieved several major milestones during this period. These milestones included:

- CONTINUED ASSET GROWTH - The total assets of the Fund have increased from $22.1 million on June 30, 1996 to more than $31.9 million on December 31, 1996. Total shareholders in the Fund increased from 720 to 886 over the same period.

- REDUCED EXPENSE RATIO - As a result of the continued growth of the Fund, the total expense ratio of the Fund has been reduced to 1.75% of average net assets on an annualized basis for the six month period ended December 31, 1996. Continued growth in the Fund's assets will likely result in further reductions in the expense ratio. The current accrual rate for expenses of the Fund is 1.55%.

- EXPANDED AVAILABILITY THROUGH MUTUAL FUND MARKETPLACES - In October, the Fund expanded its existing relationship with Fidelity resulting in availability of the Fund to all of Fidelity's more than four million retail and institutional customers. Effective January 27, 1997, the Fund became available through the Schwab Mutual Fund OneSource(R) service. These relationships represent two of the largest mutual fund marketplaces in the country.

- SUPERIOR PERFORMANCE - The Fund outperformed both the broad market as measured by the S&P 500 Index and its peer group as measured by the Lipper Growth Fund Index for this period. The Fund also outperformed these benchmarks for the one year period ending December 31, 1996 and since the Fund's inception.

Listed below is a comparison of the Fund's performance versus the S&P 500 Index and the Lipper Growth Index for the periods ended December 31, 1996:

                      Six     One     Three    Since
                    Months    Year    Years*  Inception*

Oak Value Fund....  16.10%   28.99%  17.85%   19.13%
Lipper Growth
   Fund Index.....   8.79%   17.48%  15.33%   14.23%
S&P 500 Index.....  11.68%   22.96%  19.68%   17.29%

*Annualized.

We are very pleased with the Fund's exceptional returns for the last six months, calendar year and since inception and are optimistic about long-term prospects of superior businesses such as those held in the Fund. We continue to find opportunities that represent attractive values, though these opportunities are clearly more scarce than they were a year ago. If we are confident of a business's value, its prospects and the availability of an adequate margin of safety, we will allocate capital. Where we cannot find value, we will hold cash. This decision is driven by the prices of the businesses we wish to own and not by prices of other companies in the market. If we want to buy oranges, we do not spend time watching the price of lumber. We allocate capital only when we believe the business value we purchase will offer us an attractive return over a reasonable period. Our benchmark for management is the extent to which they create economic value for their shareholders. History has shown that the market will reflect those increases in economic value in the company's share price over the long term. Such may not necessarily be the case over the short term. The management of the businesses we own have proven their abilities to create and preserve economic value year in and year out. We will not (and you should not) abandon hope if a market downturn occurs. Our companies tend to be producers of capital, not consumers of capital. Such positioning should provide their management with the flexibility of buying attractive businesses within their circle of competence or buying back their own businesses through stock repurchases in periods of lower valuations.

It has been a busy year for the Oak Value team. Our research efforts culminated in over 130 company visits. Our pursuit of value is based on the application of proven principles through a rigorous process of hands on, fundamental research. Central to this pursuit is our belief that we should view investments in securities with the same diligence, thought process and analysis that a rational businessperson would apply to the decision to purchase an entire business. We have long maintained a relatively straightforward position in this regard - "If we can't understand it, we can't value it; if we can't value it, we shouldn't own it." We remain convinced that on-site visits are one of the best mechanisms for our research team to understand the businesses in which we invest. Understanding a business is extremely important to our valuation process. As such, we visit companies we are invested in, companies we might want to invest in, competitors to both, as well as suppliers and customers of our companies.

We are often asked how (and why) we trust management when we visit companies. It is true that most companies put their best foot forward but, after hundreds of visits, we believe we are better at identifying the fluff. Our best management teams have helped to educate us immensely about their industries. Visits and conversations with customers, suppliers to and competitors of the companies under consideration often yield findings as valuable as those obtained from the companies themselves. Management's long-term views and objectives and their perspective of their capital allocation responsibilities are very important. As owners of the business, we view management as stewards of our capital. We expect them to think and act accordingly.

Though we tend to own companies which are based in the United States, our research effort often takes us to other countries as we attempt to understand the business' operations across the globe. In September, we were invited to visit AFLAC's Japanese operations in Tokyo. In planning that trip, we also decided to visit with Interpublic Group's operations in Hong Kong. We were the only mutual fund portfolio managers to make the trip. All of the other participants were analysts from various brokerage firms. Perhaps other fund managers believe that second hand research is enough - we disagree. These visits further confirmed our belief that these long-term holdings of the Fund are truly great businesses with great management.

As we have said before, AFLAC is led by Dan Amos who we believe to be a superior manager in a great business. We were also very impressed with AFLAC's Japanese management team. We are amazed that AFLAC has created such a powerhouse in twenty short years. AFLAC is one of the top ten insurance companies in Japan and one of the strongest, if not the strongest. Most investment portfolios of Japanese insurers consist predominantly of Japanese real estate and holdings in the Japanese equity markets. Furthermore, these assets are reported on their financial statements at cost as they cannot afford to mark them to market because of the significant impairment of value which would become apparent. AFLAC's investment portfolio, on the other hand, consists predominantly of bonds, both government and corporate, which represent much less risk. AFLAC has applied U.S. credit standards to the process of building their investment portfolio. The result is a very strong balance sheet at AFLAC. We believe AFLAC's superior distribution system and its extensive use of technology have given the company a defined and defensible competitive advantage relative to its Japanese competitors. This superior positioning should continue to yield superior returns for AFLAC's shareholders in the future.

Interpublic Group is one of our long term holdings in the advertising arena. Our frequent meetings over recent years with Gene Beard, the Vice-Chairman and CFO of the company, have convinced us of the power of this organization. Interpublic operates over 175 advertising agencies in more than eighty countries across the globe. We visited with Interpublic's Ammirati Puris Lintas division in Hong Kong after we had completed our visit with AFLAC in Tokyo. Lintas runs Interpublic's Chinese operations from Hong Kong. The visit with Lintas gave us a birds-eye view of the advertising activity in emerging markets. The knowledge we gathered had significant implications for our holdings in Interpublic as well as other companies which have large operations in those markets - namely Coca Cola, Gillette and Avon. We believe the advertising business is a wonderful way for us to understand the challenges and opportunities facing our companies that have significant foreign exposure. The advertising business highlights the strengths of companies with strong distribution networks and a solid plan for brand building on a global basis.

Advertising remains one of the few ways to build significant increases in sales. The success of advertising is made clear as we watch many companies we greatly respect pour additional funds into advertising to build and protect their brands. The returns are real and advertising serves to widen the moat around a strong company as the increases in absolute and relative advertising budgets serve to widen the gap over the competition. This increasing advertising phenomenon becomes self-fulfilling as increased sales lead to increased advertising and the competitor must choose to drown in lower margins or risk losing market share. We believe that just such a situation may be developing between Coke and Pepsi as Coke's emphasis on advertising and brand building may be so far ahead of the competition that catch up may be impossible. The recent results from Pepsi may portend a situation where Pepsi has lost the battle. We have felt the two companies were not comparable from a business structure point of view for some time. If these early signs are indicative of the depth of the competitor's problems, Coke may have improving prospects for many years to come, even above our already high expectations.

The advertising business is a great business as it acts as a toll booth on the growth of global business. Interpublic's international platform will be of increasing value and importance as multinational companies require a global perspective and ability to execute their advertising strategies. The advertising business produces large free cash flows, high returns on equity and solid prospects when practiced in the format of Interpublic Group. Combine that great business with Gene Beard's fanatical attention to cost controls and masterful allocation of capital, and we sleep well at night (a high priority for the Fund's managers and shareholders).

As we have continued to increase our exposure to The Walt Disney Co., we have become ever more convinced that this company is truly a misunderstood financial powerhouse on Wall Street. We recently had the opportunity for a private meeting with Richard Nanula, the CFO of Disney, in his Burbank office. We left the meeting extremely impressed with management's passion and vision for the future of Disney. We are glad to be on board. Disney does not woo the research community by spoon feeding the facts, but offers tidbits that give glimpses into the machine that is Disney. All of our questions were responded to in detail with pertinent facts and complete information. The challenge is to ask the right questions. We do not believe Disney suffers the uninformed easily. Company management enjoys some level of confusion by those who are too lazy to fully search for the facts. Disney will use the opportunities such situations provide to return capital to us at advantageous prices through share repurchases when the market acts manic. We believe intrinsic value is substantially higher than recent prices. As is often the case when investing in great businesses with great management, purchasing shares at prices that reflect an adequate margin of safety requires patience. We believe the future free cash flow characteristics Disney will evidence may eventually force them to adopt a regular, ongoing stock repurchase program.

The licensing of Disney characters is a business we would all love. The most recent deal with Mattel calls for fees in the range of thirteen to fifteen percent and Disney received warrants to buy two percent of Mattel. This contract was for the major animated film product over the next three years. These fees and profits are all additive to Disney with very little capital devoted to the process, resulting in huge profit margins and wonderful returns on capital. Mattel depends on Disney for almost a third of its business, relegating it to the position of an addict who must pay or suffer major economic losses. Obviously, the underlying economic transaction must be extremely profitable to Mattel because it is in both companys' best interests to have a healthy business relationship. Mattel told us during a recent visit that the Disney line had a similar profit margin to the Barbie line because it carried higher prices, was more predictable and required less advertising. McDonalds gave Disney one hundred million dollars for an exclusive ten year contract for the "right" to use Disney products. The contract requires massive advertising by McDonalds. All of that advertising inures to the benefit of Disney through ticket sales, consumer product sales and awareness of the characters.

In many ways this business model is comparable to that of Coke where others spend the capital to put profits in the parent's pocket. Mother Coke sells syrup while the bottlers worldwide buy equipment, trucks and bottles. Syrup is very profitable. Mattel, McDonalds and a myriad of other businesses spend capital while Disney benefits with increased profits and high returns on employed capital. Superior business models work that way. Make no mistake, when someone cuts you a check just for the right to further your ends, the profit margin and the return on investment of that revenue stream is very high. A superior business model with a dominant franchise and a "driven to win" attitude make Disney another Oak Value favorite.

Our ownership in newspapers and television stations continues in the same vain as a virtual tax on the growth of business in the U.S. As we anticipated in our last writing to you, newsprint prices have declined providing our newspaper holdings increased margins. Furthermore, these companies will continue to enjoy the efficiencies wrung out by management during the period of higher newsprint prices. They will also benefit from the fact that advertising rates have held at the higher levels which were generated to offset the higher newsprint prices. We are amazed at times that we can buy shares of E.W. Scripps and own a part of that wonderful group of businesses run by truly outstanding management. Scripps continues to provide wonderful returns and impress us with their ability to allocate capital.

RLI Corp. is a new position which we hope will become a long-term holding of the Fund. Gerald Stephens has compounded returns for shareholders at very attractive rates for many years. RLI's insurance products include commercial property, commercial liability and DIC (earthquake insurance). Stephens and his team understand both the underwriting and investing opportunities and challenges of a specialty property and casualty insurer. We are extremely impressed with their long-term performance of their investment portfolio. We believe RLI will provide us with great returns for years to come. We certainly hope earthquakes in California rest a little while so we can compound our value, but we are cognizant that the earthquake business is one of high severity and low frequency. We believe RLI is well positioned to take advantage of the pricing in the DIC business and has their exposure well under control.

Other new positions added to the Fund during the past six months include Cincinnati Financial and Dun and Bradstreet, both of which represent undervalued companies we believe will provide us with attractive returns and little downside risk over a reasonable period of time. Neither of these are likely to become long-term holdings and are subject to dislocation if we find a superior place to invest the capital. Household International is a leading consumer finance company whose primary business is that of lending smaller amounts at higher rates. We are quite impressed with the management team and believe the shares are undervalued at recent prices. Our investment in Household is a relatively small one and reflects our desire to scale into this company slowly given the recent move in stock price and the choppy credit waters.

We disposed of positions in Armor All Products and the New York Times Co. during the past months. Armor All was eventually bought out, but at a price below that which we had originally anticipated. We sold early as we believed the business was deteriorating and we had better uses for the capital. We earned an acceptable return on the position while we held it. We believed Armor All exhibited a deep discount from its intrinsic value with a high dividend yield and a willing seller as a majority owner. New York Times also left the portfolio as we decided we had three of the best publishers in E. W. Scripps, The Washington Post and Pulitzer Publishing. We had doubts about the ability of management of the New York Times to make the tough decisions about employment cuts at The Boston Globe. While we certainly wish the management team at the Times well, we chose to allocate our capital to other investments.

The market will go down some time in the future. It is even probable that future downturns in the market may be more protracted than the quick corrections and recoveries of the recent past. If the market does experience a correction, our stock prices will suffer. As long-term investors, we will remain focused on the economic value of businesses as short-term price movements will likely be no reflection of changes in underlying economic value. We will not change what we do. The markets allow us to choose from a vast array of good businesses and to become partners with truly superior management teams. We are extremely pleased with the companies we own and are confident that the underlying businesses they represent will produce above average returns for our shareholders over the long term. We thank you for your vote of confidence.

Sincerely,

/s/ David R. Carr, Jr.

David R. Carr, Jr.
Co-Manager

/s/ George W. Brumley

George W. Brumley, III
Co-Manager

OAK VALUE FUND
PERFORMANCE INFORMATION
==============================================================================

Comparison of the Change in Value of a $10,000 Investment in the Oak Value Fund, Lipper Growth Fund Index and Standard & Poor's 500 Index


        Oak Value         S&P 500        Lipper Growth
         Fund              Index            Index


1/93     10000             10000            10000
         10353             10393            10127
6/93     10357             10443            10272
         11442             10711            10765
12/93    12204             10960            11008
         11611             10544            10679
6/94     11818             10588            10444
         12472             11106            10957
12/94    12015             11104            10834
         13157             12186            11618
6/95     13334             13350            12861
         14712             14411            14028
12/95    15487             15272            14244
         16633             16098            14887
6/96     17206             16821            15383
         18483             17341            15816
12/96    19976             18786            16919

Past performance is not predictive of future performance.

Oak Value Fund
Average Annual Total Returns
as of December 31, 1996

1 Year          Since Inception*

28.99%               19.13%


                                                        NON-STANDARDIZED TOTAL RETURNS
--------------------------------------------------------------------------------------------------------------
                                                                                                     SINCE
                                               CALENDAR     CALENDAR     CALENDAR     CALENDAR     INCEPTION*
                                                 1993*        1994         1995         1996    (AS OF 12/31/96)
--------------------------------------------------------------------------------------------------------------


   Oak Value Fund..........................     22.04%       -1.54%        28.89%       28.99%       99.76%
   Lipper Growth Fund Index................     10.30%       -1.57%        32.65%       17.48%       69.19%
   S&P 500 Index...........................      9.60%        1.32%        37.58%       22.96%       87.86%


                                                         AVERAGE ANNUAL TOTAL RETURNS

-------------------------------------------------------------------------------------------------------------
                                                                 FOR THE PERIODS ENDED DECEMBER 31, 1996

                                                                                                      SINCE
                                                          SIX MONTHS(A)  ONE YEAR    THREE YEARS   INCEPTION*
-------------------------------------------------------------------------------------------------------------


   Oak Value Fund.....................................       16.10%        28.99%       17.85%       19.13%
   Lipper Growth Fund Index...........................        8.79%        17.48%       15.33%       14.23%
   S&P 500 Index......................................       11.68%        22.96%       19.68%       17.29%

*   Inception date of the Oak Value Fund was January 18, 1993.
(A) Unannualized.

OAK VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996 (Unaudited)

============================================================================================================


ASSETS
Investments in securities at value (Note 1) (acquisition cost of $24,643,055)...............   $  31,558,208
Investments in repurchase agreements (Note 1)...............................................         111,000
Cash .......................................................................................             250
Receivable for securities sold..............................................................         120,142
Receivable for capital shares sold..........................................................         309,216
Dividends receivable........................................................................          22,865
Organization expenses, net (Note 1).........................................................           5,749
Other assets................................................................................          15,781
                                                                                              ---------------

   TOTAL ASSETS.............................................................................      32,143,211
                                                                                              ---------------

LIABILITIES
Payable for capital shares redeemed.........................................................         135,054
Payable to affiliates (Note 3)..............................................................          33,415
Other accrued expenses......................................................................           1,926
                                                                                              ---------------

   TOTAL LIABILITIES........................................................................         170,395
                                                                                              ---------------

NET ASSETS .................................................................................   $  31,972,816
                                                                                              ===============

Net assets consist of:
Capital shares..............................................................................   $  24,937,135
Accumulated net investment loss.............................................................        ( 54,921 )
Accumulated net realized gains from security transactions...................................         175,449
Net unrealized appreciation on investments..................................................       6,915,153
                                                                                              ---------------

Net assets..................................................................................   $  31,972,816
                                                                                              ===============

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value)................................................................       1,828,204
                                                                                              ===============

Net asset value, offering price and redemption price per share (Note 1).....................   $       17.49
                                                                                              ===============

See accompanying notes to financial statements.


OAK VALUE FUND
STATEMENT OF OPERATIONS
Six Months Ended December 31, 1996 (Unaudited)
=============================================================================================================


INVESTMENT INCOME
   Dividends................................................................................   $     144,296
   Interest.................................................................................          34,983
                                                                                              ---------------

     TOTAL INVESTMENT INCOME................................................................         179,279
                                                                                              ---------------

EXPENSES
   Investment advisory fees (Note 3)........................................................         119,553
   Administrative services fees (Note 3)....................................................          26,222
   Registration fees........................................................................          25,262
   Accounting services fees (Note 3)........................................................          12,000
   Professional fees........................................................................          10,954
   Postage and supplies.....................................................................           8,144
   Shareholder services and transfer agent fees (Note 3)....................................           6,851
   Trustees' fees and expenses..............................................................           6,811
   Insurance expense........................................................................           6,003
   Printing of shareholder reports..........................................................           5,262
   Custodian fees...........................................................................           4,479
   Amortization of organization expenses (Note 1)...........................................           2,000
   Other expenses...........................................................................             659
                                                                                              ---------------

     TOTAL EXPENSES.........................................................................         234,200
                                                                                              ---------------


NET INVESTMENT LOSS ........................................................................        ( 54,921 )
                                                                                              ---------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions............................................         466,434
   Net change in unrealized appreciation/depreciation on investments........................       3,650,088
                                                                                              ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...........................................       4,116,522
                                                                                              ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .................................................   $   4,061,601
                                                                                              ===============

See accompanying notes to financial statements.


OAK VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended December 31, 1996 and June 30, 1996
==============================================================================================================
                                                                               SIX MONTHS
                                                                                  ENDED             YEAR
                                                                              DECEMBER 31,          ENDED
                                                                                  1996            JUNE 30,
                                                                               (UNAUDITED)          1996
--------------------------------------------------------------------------------------------------------------


FROM OPERATIONS:
   Net investment loss...................................................    $    ( 54,921 )   $    ( 60,405 )
   Net realized gains from security transactions.........................          466,434           926,281
   Net change in unrealized appreciation/depreciation on investments.....        3,650,088         2,549,944
                                                                             --------------   ---------------

Net increase in net assets from operations...............................        4,061,601         3,415,820
                                                                             --------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains from security transactions....................      ( 1,068,106 )        ( 92,392 )
                                                                             --------------   ---------------

FROM CAPITAL SHARE TRANSACTIONS(A):
   Proceeds from shares sold.............................................        7,409,108        10,044,743
   Net asset value of shares issued in reinvestment
     of distributions to shareholders....................................        1,024,381            89,729
   Payments for shares redeemed..........................................      ( 1,519,705 )     ( 1,642,431 )
                                                                             --------------   ---------------

Net increase in net assets from capital share transactions...............        6,913,784         8,492,041
                                                                             --------------   ---------------

TOTAL INCREASE IN NET ASSETS ............................................        9,907,279        11,815,469

NET ASSETS:
   Beginning of period...................................................       22,065,537        10,250,068
                                                                             --------------   ---------------
   End of period.........................................................    $  31,972,816     $  22,065,537
                                                                             ==============   ===============

(a)Summary of capital share activity:
   Shares sold...........................................................          445,409           681,397
   Shares issued in reinvestment of distributions to shareholders........           59,626             6,382
   Shares redeemed.......................................................         ( 89,878 )       ( 115,378 )
                                                                             --------------   ---------------
   Net increase in shares outstanding....................................          415,157           572,401
   Shares outstanding, beginning of period...............................        1,413,047           840,646
                                                                             --------------   ---------------
   Shares outstanding, end of period.....................................        1,828,204         1,413,047
                                                                             ==============   ===============

See accompanying notes to financial statements.


OAK VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
================================================================================================================
                                                   SIX MONTHS                                    FOR THE PERIOD
                                                      ENDED       YEAR     TEN MONTHS     YEAR     JANUARY 18,
                                                    DEC. 31,      ENDED       ENDED       ENDED    1993(A) TO
                                                      1996      JUNE 30,    JUNE 30,    AUG. 31,    AUG. 31,
                                                   (UNAUDITED)    1996        1995        1994        1993
----------------------------------------------------------------------------------------------------------------


Net asset value at beginning of period..........    $  15.62    $  12.19    $  12.50    $  10.96     $ 10.00
                                                  ----------   ---------   ----------   ---------  -----------

Income from investment operations:
   Net investment loss..........................      ( 0.03)     ( 0.04)     ( 0.05)     ( 0.02 )    ( 0.03 )
   Net realized and unrealized
    gains on investments........................        2.53        3.57        0.55        1.78        0.99
                                                  ----------   ---------   ----------   ---------  -----------

Total from investment operations................        2.50        3.53        0.50        1.76        0.96
                                                  ----------   ---------   ----------   ---------  -----------

Less distributions:
   From net realized gains......................      ( 0.63)     ( 0.10)     ( 0.81)     ( 0.22 )        --
                                                  ----------   ---------   ----------   ---------  -----------

Net asset value at end of period................    $  17.49    $  15.62    $  12.19    $  12.50     $ 10.96
                                                  ==========   =========   ==========   =========  ===========

Total return....................................      31.95%(c)   29.04%       5.78%(c)   16.07%      16.11% (c)
                                                  ==========   =========   ==========   =========  ===========

Net assets at end of period (000's).............    $ 31,973    $ 22,066    $ 10,250    $  8,769     $ 1,890
                                                  ==========   =========   ==========   =========  ===========

Ratio of expenses to average net assets(b) .....       1.75%(c)    1.90%       1.89%(c)    1.89%       2.19% (c)

Ratio of net investment loss to average net assets   ( 0.41%)(c)  (0.43%)    (0.53%)(c)   (0.58%)     (0.81%)(c)

Portfolio turnover rate (annualized)............          28%(c)     58%       103% (c)      91%         43% (c)

Average commission rate paid by Fund per share traded   $ .0559   $  --       $  --        $  --       $    --

(a) Commencement of operations.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.15%, 2.38%(c), 2.80%, and 6.29%(c) for the periods ended June 30, 1996, June 30, 1995, August 31, 1994 and August 31, 1993, respectively.

(c) Annualized.

See accompanying notes to financial statements.


OAK VALUE FUND
PORTFOLIO OF INVESTMENTS
December 31, 1996 (Unaudited)
=============================================================================================================
                                                                                                  MARKET
     SHARES      COMMON STOCKS -- 98.7%                                                             VALUE
-------------------------------------------------------------------------------------------------------------


                 ADVERTISING -- 3.8%
         25,550  Interpublic Group Companies, Inc...........................................   $   1,213,625
                                                                                              ---------------

                 BEVERAGES -- 3.2%
         19,200  Coca-Cola Company..........................................................       1,010,400
                                                                                              ---------------

                 BROADCASTING -- 4.7%
         35,900  LIN Television Corporation(a) .............................................       1,516,775
                                                                                              ---------------


                 CONGLOMERATE -- 7.6%
             71  Berkshire Hathaway, Inc., Class A(a) ......................................       2,421,100
                                                                                              ---------------

                 CONSUMER PRODUCTS -- 3.8%
         21,250  Avon Products, Inc.........................................................       1,213,906
                                                                                              ---------------


                 ENTERTAINMENT -- 6.4%
         29,526  The Walt Disney Company....................................................       2,055,748
                                                                                              ---------------

                 FINANCIAL INSTITUTIONS -- 6.4%
         27,050  American Express Company...................................................       1,528,325
          2,500  Associates First Capital Corporation ......................................         110,313
          4,500  Household International, Inc. .............................................         415,125
                                                                                              ---------------
                                                                                                   2,053,763
                                                                                              ---------------
                 HEALTHCARE/PHARMACEUTICAL -- 7.1%
         45,450  R. P. Scherer Corporation(a) ..............................................       2,283,863
                                                                                              ---------------

                 HOUSEHOLD PRODUCTS -- 2.7%
          9,325  Colgate-Palmolive Company .................................................         860,231
                                                                                              ---------------

                 INFORMATION SERVICES -- 3.4%
         45,425  Dun & Bradstreet Corporation ..............................................       1,078,844
                                                                                              ---------------

                 INSURANCE - ACCIDENT & HEALTH -- 4.9%
         36,425  AFLAC, Inc.................................................................       1,557,169
                                                                                              ---------------

                 INSURANCE - PROPERTY & CASUALTY -- 17.7%
         70,025  Acceptance Insurance Companies, Inc.(a) ...................................       1,382,994
         13,500  Cincinnati Financial Corporation ..........................................         875,812
         16,890  Markel Corporation(a) .....................................................       1,520,100
          7,000  Progressive Corporation ...................................................         471,625
         42,200  RLI Corporation ...........................................................       1,408,425
                                                                                              ---------------

                                                                                                   5,658,956
                                                                                              ---------------
                 MANUFACTURED HOUSING -- 4.7%
         65,700  Oakwood Homes Corporation..................................................       1,502,887
                                                                                              ---------------



OAK VALUE FUND (Continued)
============================================================================================================
                                                                                                  MARKET
     SHARES      COMMON STOCKS -- 98.7%                                                             VALUE
------------------------------------------------------------------------------------------------------------


                 MEDIA -- 12.9%
         29,833  Pulitzer Publishing Company................................................   $   1,383,505
         43,325  Scripps (E.W.) Company.....................................................       1,516,375
          3,690  Washington Post Company, Class B...........................................       1,236,611
                                                                                              ---------------
                                                                                                   4,136,491
                                                                                              ---------------
                 MORTGAGE BANKING -- 4.1%
         11,800  Federal Home Loan Mortgage Corporation.....................................       1,299,475
                                                                                              ---------------

                 PERSONAL CARE/COSMETICS -- 3.2%
         12,975  Gillette Company...........................................................       1,008,806
                                                                                              ---------------

                 PUBLISHING -- 2.1%
         28,500  Torstar Corporation........................................................         686,169
                                                                                              ---------------

                 TOTAL COMMON STOCKS (COST $24,643,055) ....................................   $  31,558,208
                                                                                              ---------------


=============================================================================================================
      FACE                                                                                        MARKET
     AMOUNT      REPURCHASE AGREEMENTS(B) -- .3%                                                   VALUE
-------------------------------------------------------------------------------------------------------------


$       111,000  Star Bank, N.A., 5.00%, dated 12/31/96, due 01/02/97,
                    repurchase proceeds $111,031 (Cost $111,000)............................   $     111,000
                                                                                              ---------------

                 TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 99.0% ..............   $  31,669,208

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.0% ..............................         303,608
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................   $  31,972,816
                                                                                              ===============

(a)      Non-income producing security.

(b)      Repurchase agreement is fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.


OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1996 (Unaudited)
==============================================================================
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Oak Value Fund (the Fund) is a diversified series of shares of The Tuscarora Investment Trust (the Trust). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended, was organized as a Massachusetts business trust on March 3, 1995. The Fund itself began operations on January 18, 1993 as a series of the Albemarle Investment Trust (Note 4).

The investment objective of the Fund is to seek capital appreciation primarily through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. Current income will be of secondary importance.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income, if any, are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Organization expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of the Fund as of December 31, 1996:

Gross unrealized appreciation........................   $  6,922,848
Gross unrealized depreciation........................        ( 7,695 )
                                                       ---------------
Net unrealized appreciation..........................   $  6,915,153
                                                       ===============

2.  INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $12,239,357 and $3,525,241, respectively, for the six months ended December 31, 1996.

3.  TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of Oak Value Capital Management, Inc. (the Adviser) or MGF Service Corp. (MGF), the administrator, transfer agent and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT

The Fund's investments are managed by the Adviser under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .90% of the Fund's average daily net assets.

ADMINISTRATION AGREEMENT

Under the terms of the Administration Agreement with the Trust, MGF supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. MGF supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, MGF receives a monthly fee based on the Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT

Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, MGF maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, MGF receives a monthly fee based on the number of shareholder accounts in the Fund. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

Under the terms of the Accounting Services Agreement with the Trust, MGF calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, MGF receives a monthly fee from the Fund. In addition, the Fund pays certain out-of-pocket expenses incurred by MGF in obtaining valuations for the Fund's portfolio securities.

4.  REORGANIZATION OF THE OAK VALUE FUND

The Oak Value Fund was originally organized as a series of the Albemarle Investment Trust, a Massachusetts business trust. On May 19, 1995, pursuant to an Agreement and Plan of Reorganization, all assets and liabilities of this series (the Predecessor Fund), which had substantially identical investment objectives and policies as the Fund, were transferred in exchange for all capital shares of the Fund. The Predecessor Fund then distributed to its shareholders as a liquidating dividend all capital shares of the Fund in exchange for and in cancellation of its capital shares.

For federal income tax purposes, the reorganization qualified as a tax-free reorganization with no tax consequences to the Predecessor Fund, the Fund or the shareholders.

In connection with the reorganization, the Fund changed its fiscal year-end from August 31 to June 30.

OAK VALUE FUND

INVESTMENT ADVISOR
Oak Value Capital Management, Inc.
3100 Tower Boulevard, Suite 800
Durham, North Carolina 27707
1-800-680-4199

ADMINISTRATOR
MGF Service Corp.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-622-2474

INDEPENDENT AUDITORS
Arthur Andersen LLP
425 Walnut Street
Cincinnati, OH  45202

CUSTODIAN
Star Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

BOARD OF TRUSTEES
George W. Brumley III
C. Russell Bryan
David R. Carr, Jr.
John M. Day
Joseph T. Jordan, Jr.

OFFICERS
George W. Brumley III, President
David R. Carr, Jr., Vice President and Treasurer
John F. Splain, Secretary